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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                                  May 15, 2003
                Date of report (Date of earliest event reported)


Lehman ABS Corporation is the depositor under the Standard Terms for Trust Agreements, dated as of February 25, 1996, as supplemented by a Series Supplement, dated as of February 25, 1998, which together formed the Corporate Bond-Backed Certificates, Series 1998-NSC-1 Trust.


                             LEHMAN ABS CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)



            Delaware                  333-100485-01             13-3447441
(State or Other Jurisdiction        (Commission File         (I.R.S. Employer
     of Incorporation)                 Number)              Identification No.)



                                                             10019

745 7th Avenue                                             (Zip Code)
New York, New York
(Address of Principal Executive Offices)

                                 (212) 526-7000
                         (Registrant's Telephone Number,
                              Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


                                      - 1 -
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Item 5.  OTHER EVENTS

On May 15, 2003, distributions were made to the Holders of the Corporate Bond Backed Certificates, Series 1998-NSC-1 (the "Certificate Holders"). Specific information with respect to the distributions is filed as Exhibit 99.1 hereto.

No other reportable transactions or matters have occurred during the current reporting period.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      The following exhibit was filed as part of this report:

         99.1 Trustee's Distribution Statement to the Certificate Holders for the six-month period ending May 15, 2003.


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                                    SIGNATURE


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 15, 2003



                                                Lehman ABS Corporation

                                                By: /s/ Rene Canezin
                                                    ----------------
                                                Name: Rene Canezin
                                                Title: Senior Vice President


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                                  EXHIBIT INDEX


Exhibit Number           Description
--------------           -----------

99.1 Trustee's Distribution Statement to the Certificate Holders for the six-month period ending May 15, 2003

                                  EXHIBIT INDEX


Exhibit Number           Description
--------------           -----------

99.1 Trustee's Distribution Statement to the Certificate Holders for the six-month period ending March 3, 2003.


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                        TRUSTEE'S DISTRIBUTION STATEMENT

   THE                     TO THE HOLDERS OF:
 BANK OF                   Corporate Band-Backed Certificates
   NEW                     Series 1998-NSC-1
  YORK                     Class A-1 Certificates
                                    CUSIP NUMBER: 219-87H-AN5

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
in accordance with the Standard Terms and Conditions of Trust, The Bank of New York,
as trustee submits the following cash basis statement for the period ending: May 15,2003

INTEREST ACCOUNT
Balance as of         November 15,2002                                                                      $0.00
      Schedule Income received on securities....................................                      $987,500.00
      Unscheduled Income received on securities.................................                            $0.00
      Schedule Interest received from Swap Counterparty.........................                            $0.00
      Unscheduled Interest received from Swap Counterparty......................                            $0.00
      Interest Received on sale of Securties....................................                            $0.00
LESS:
      Distribution to Class A-1 Holders.....................................$607,350.00
      Distribution to Swap Counterparty.....................................      $0.00
      Trustee Fees..........................................................  $2,250.00
      Fees allocated for third party expenses............................       $750.00
Balance as of         May 15,2003                                               Subtotal              $377,150.00


PRINCIPAL ACCOUNT
Balance as of         November 15,2002                                                                      $0.00
      Scheduled Principal payment received on securities....................                                $0.00
      Principal received on sale of securities..............................                                $0.00
LESS:
      Distribution to Class A-1 Holders.....................................       $377,150.00
      Distribution to Swap Counterparty.....................................             $0.00
Balance as of         May 15,2003                                                     Subtotal        $377,150.00
                                                                                       Balance              $0.00
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                  UNDERLYING SECURITIES HELD AS OF: May 15,2003
                          $25,000,000 7.90% Debentures
                                    Issued by
                          NORFOLK SOUTHERN CORPORATION
                              CUSIP# : 655-844-AK4